                                                                      Exhibit 24

                                POWER OF ATTORNEY


     We, the undersigned directors of Firstar Corporation, formerly Firstar (WI) Corporation (the "Corporation"), hereby appoint Howard H. Hopwood, III and Jennie P. Carlson or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf as directors of the Corporation which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of Registration Statements on Form S-8 relating to shares of the Corporation's common stock issuable under employee benefit plans assumed or continued by the Corporation as a result of the merger of Firstar Corporation and Star Banc Corporation, including, but not limited to, Firstar Corporation's Thrift and Sharing Plan and Star Banc Corporation's Thrift Savings (401(k)) Plan, 1986 Stock Incentive Plan, 1991 Amended and Restated Stock Incentive Plan, 1993 Stock Option Plan for Employees, 1996 Starshare Stock Incentive Plan for Employees and 1996 Stock Incentive Plan. The acts which said attorneys and agents may do for us shall include, without limitation, signing for us, or any of us, in our names as directors of the Company, such Registration Statements and any and all amendments thereto. We hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 20th day of November, 1998.

Signature                                  Title
---------                                  -----


/s/ Paul M. Baker                          Director
----------------------------
Paul M. Baker


/s/ Michael E. Batten                      Director
----------------------------
Michael E. Batten


/s/ James R. Bridgeland, Jr.               Director
----------------------------
James R. Bridgeland, Jr.


/s/ Laurance L. Browning, Jr.              Director
----------------------------
Laurance L. Browning, Jr.


/s/ Robert C. Buchanan                     Director
----------------------------
Robert C. Buchanan


/s/ Victoria B. Buyniski                   Director
----------------------------
Victoria B. Buyniski


/s/ Samuel M. Cassidy                      Director
----------------------------
Samuel M. Cassidy

/s/ George M. Chester, Jr.                 Director
-----------------------------
George M. Chester, Jr.


/s/ V. Anderson Coombe                     Director
-----------------------------
V. Anderson Coombe


/s/ John C. Dannemiller                    Director
-----------------------------
John C. Dannemiller


/s/ Roger L. Fitzsimonds                   Director
-----------------------------
Roger L. Fitzsimonds


/s/ James L. Forbes                        Director
-----------------------------
James L. Forbes


/s/ David B. Gavin                         Director
-----------------------------
David B. Gavin


/s/ Jerry A. Grundhofer                    Director
-----------------------------
Jerry A. Grundhofer


/s/ J.P. Hayden, Jr.                       Director
-----------------------------
J. P. Hayden, Jr.


/s/ Joe Hladky                             Director
-----------------------------
Joe Hladky


/s/ Roger L. Howe                          Director
-----------------------------
Roger L. Howe


/s/ Thomas J. Klinedinst, Jr.              Director
-----------------------------
Thomas J. Klinedinst, Jr.


/s/ William H. Lacy                        Director
-----------------------------
William H. Lacy


/s/ Sheldon B. Lubar                       Director
-----------------------------
Sheldon B. Lubar


/s/ Kenneth P. Manning                     Director
-----------------------------
Kenneth P. Manning

/s/ Daniel F. McKeithan,Jr.                Director
-----------------------------
Daniel F. McKeithan, Jr.


/s/ Charles S. Mechem, Jr.                 Director
-----------------------------
Charles S. Mechem, Jr.

                                           Director
-----------------------------
Daniel J. Meyer


/s/ David B. O'Maley                       Director
-----------------------------
David B. O'Maley


/s/ Robert J. O'Toole                      Director
-----------------------------
Robert J. O'Toole


/s/ O'dell M. Owens, M.D.                  Director
-----------------------------
O'dell M. Owens, M.D.


/s/ Thomas E. Petry                        Director
-----------------------------
Thomas E. Petry


/s/ Judith D. Pyle                         Director
-----------------------------
Judith D. Pyle


/s/ John J. Stollenwerk                    Director
-----------------------------
John J. Stollenwerk


/s/ Oliver W. Waddell                      Director
-----------------------------
Oliver W. Waddell


/s/ William Wadsworth Wirtz                Director
-----------------------------
William Wadsworth Wirtz